UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2022

Jefferies Financial Group Inc.
(Exact name of registrant as specified in its charter)

New York	001-05721	13-2615557
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-460-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	JEF	New York Stock Exchange
4.850% Senior Notes Due 2027	JEF 27A	New York Stock Exchange
2.750% Senior Notes Due 2032	JEF 32A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On November 1, 2022, Jefferies Financial Group Inc., a New York corporation (the “Company”), together with certain of its wholly owned subsidiaries, consummated several internal reorganization transactions (the “Reorganization Transactions”), including:
•
the merger of Jefferies Group LLC, a Delaware limited liability company (“Jefferies Group”), and  Jefferies Group Capital Finance Inc., a Delaware corporation (“JGCF”), with and into Jefferies MergerSub Inc., a New York corporation and a wholly owned subsidiary of the Company (“MergerSub”), with MergerSub surviving and assuming all of the assets and liabilities of Jefferies Group and JGCF by operation of law; and

•	the merger of MergerSub with and into the Company, with the Company surviving and assuming all of the assets and liabilities of Jefferies Group, JGCF and MergerSub by operation of law.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As a result of the Reorganization Transactions, as of November 1, 2022, the Company assumed and succeeded to, by operation of law, all of the outstanding debts, liabilities, obligations and duties of Jefferies Group, JGCF, and MergerSub, and such debts, liabilities, obligations and duties may be enforced against the Company to the same extent as if the Company had itself incurred or contracted all such debts, liabilities, obligations and duties.

On November 1, 2022, in connection with the Reorganization Transactions, the Company entered into the Fourth Supplemental Indenture with The Bank of New York Mellon, as trustee (the “Trustee”) (the “2022 Fourth Supplemental Indenture”) to the Indenture, dated as of March 12, 2002, between Jefferies Group and the Trustee (as supplemented by the First Supplemental Indenture dated as of July 15, 2003, the Second Supplemental Indenture dated as of December 19, 2012, and the Third Supplemental Indenture dated as of March 1, 2013, the “2002 Indenture”). The 2002 Indenture governs several outstanding senior debt securities of Jefferies Group and JGCF, as co-issuers (collectively, the “2002 Indenture Senior Notes”). The 2022 Fourth Supplemental Indenture amends the 2002 Indenture to provide for the Company to assume all the covenants and obligations of Jefferies Group and JGCF under the 2002 Indenture and the 2002 Indenture Senior Notes.

On November 1, 2022, in connection with the Reorganization Transactions, the Company also entered into the First Supplemental Indenture with the Trustee (the “2022 First Supplemental Indenture”) to the Senior Debt Indenture, dated as of May 26, 2016, between Jefferies Group, JGCF and the Trustee (the “2016 Indenture”). The 2016 Indenture governs several outstanding senior debt securities, including various structured notes, of Jefferies Group and JGCF, as co-issuers (collectively, the “2016 Indenture Senior Notes”). The 2022 First Supplemental Indenture amends the 2016 Indenture to provide for the Company to assume all the covenants and obligations of Jefferies Group and JGCF under the 2016 Indenture and the 2016 Indenture Senior Notes, including all covenants and obligations in connection with the Listed Notes (as defined below).

The 2002 Indenture, the 2022 Fourth Supplemental Indenture, the 2016 Indenture and the 2022 First Supplemental Indenture are filed as exhibits hereto and are incorporated herein by reference. The foregoing description of the material terms of each of the 2002 Indenture, the Fourth Supplemental Indenture, the 2016 Indenture and the 2022 First Supplemental Indenture is qualified in its entirety by reference to their respective exhibits.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Matt Larson was appointed as co-Chief Financial Officer and principal financial officer of the Company, effective November 1, 2022.  Mr. Larson, age 50, has been the Chief Financial Officer of Jefferies Group since August 2020.  Prior to Jefferies Group, Mr. Larson was the Chief Financial Officer of Barclays Americas as well as Chief Financial Officer of Barclays PLC’s Global Markets business from 2017 to 2020, and Managing Director, America’s Controller of Barclays Investment Bank from 2014 to 2017. Previously, Mr. Larson was a Managing Director at Goldman Sachs where he held several roles in the Finance Division.

Mark Cagno was appointed as Co-Controller and principal accounting officer of the Company, effective November 1, 2022.  Mr. Cagno, age 52, joined Jefferies Group in April 2008 as Managing Director and Controller. Teri Gendron and John Dalton will work alongside Messrs. Larson and Cagno, and will remain at the Company as Co-Chief Financial Officer and Co-Controller, respectively, until May 2023.

Item 8.01	Other Events

On November 1, 2022, the Company issued a press release announcing the completion of the Reorganization Transactions described in this Current Report on Form 8-K. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Successor Issuer

Jefferies Group and JGCF are co-issuers of the 4.850% Senior Notes due 2027 and the 2.750% Senior Notes due 2032 (the “Listed Notes”), which are both listed on the New York Stock Exchange (the “NYSE”). In connection with the Reorganization Transactions and by operation of Rule 12g-3(d) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is the successor issuer of the Listed Notes and the Listed Notes will continue to be deemed registered under Section 12(b) of the Exchange Act and continue to be listed on the NYSE. The Company hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

Medium Term Notes Series A Program

On November 1, 2022, the Company commenced its program for the offer and sale from time to time of the Company’s Medium-Term Notes, Series A (the “Medium-Term Notes”) by entering into a distribution agreement (the “Distribution Agreement”) with Jefferies LLC. Any such issuance will be under the Company’s previously filed Registration Statement on Form S-3 (Registration No. 333-238931), the related Prospectus dated June 4, 2020, and Prospectus Supplement dated November 1, 2022, as each may be amended and supplemented from time to time. The Distribution Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the material terms of the Distribution Agreement is qualified in its entirety by reference to such exhibit.

Sidley Austin LLP, counsel to the Company, has issued a legal opinion regarding the authorization and issuance Medium Term Notes. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

At-the-Market Program

On November 1, 2022, the Company entered into an Open Market Sale AgreementSM (the “Sales Agreement”) with Jefferies LLC, as sales agent (the “Agent”), pursuant to which the Company may offer and sell common shares, $1.00 par value (the “Common Shares”), from time to time through the Agent (the “Offering”). The Company has also filed a prospectus supplement, dated November 1, 2022, with the Securities and Exchange Commission (the “SEC”) in connection with the Offering (the “Prospectus Supplement”) under the Company’s previously filed Registration Statement on Form S-3 (File No. 333-238931). Pursuant to the Prospectus Supplement, the Company may offer and sell up to 25 million Common Shares. Currently, the Company does not intend to sell any Common Shares under the Sales Agreement. The Company expects to sell Common Shares under the Sales Agreement only if the market price of the Common Shares increases substantially in a way that may reflect market and trading dynamics unrelated to the Company’s underlying business, or macro or industry fundamentals.

Sales of the Common Shares, if any, pursuant to the Sales Agreement will be made in sales deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended.

The Sales Agreement is filed as Exhibit 1.2 hereto and is incorporated herein by reference. The foregoing description of the material terms of the Sales Agreement is qualified in its entirety by reference to such exhibit.

Sidley Austin LLP, counsel to the Company, has issued a legal opinion regarding the authorization and issuance of the Common Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.2 hereto.

Forward-Looking Statements

Certain statements contained in this report may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on current views and include statements about the Company’s future and statements that are not historical facts. These forward-looking statements are usually preceded by the words “should,” “expect,” “intend,” “may,” “will,” “would,” or similar expressions. Forward-looking statements may contain expectations regarding revenues, earnings, operations, and other results, and may include statements of future performance, plans, and objectives. Forward-looking statements may also include statements pertaining to our strategies for future development of our businesses and products. Forward-looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Information regarding important factors, including Risk Factors that could cause actual results to differ, perhaps materially, from those in our forward-looking statements is contained in reports the Company files with the SEC. You should read and interpret any forward-looking statement together with reports we file with the SEC. We undertake no obligation to update or revise any such forward-looking statement to reflect subsequent circumstances. The Company is providing the information in this report as of this date and assumes no obligations to update the information included in this report or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)
Exhibit Number	Description

1.1	Distribution Agreement, dated November 1, 2022, between the Company and Jefferies LLC.
1.2	Open Market Sale AgreementSM, dated November 1, 2022, between the Company and Jefferies LLC.
4.1
Indenture, dated as of March 12, 2002 (Senior Securities), by and between Jefferies Group, Inc. and The Bank of New York Mellon, as trustee, is incorporated by reference to Exhibit 4.1 to Jefferies Group LLC’s and Jefferies Group Capital Finance Inc.’s Form S-3 Registration Statement filed on February 1, 2019 (File Nos. 333-229494 and 333-229494-01).

4.2
First Supplemental Indenture, dated as of July 15, 2003, to the Indenture dated as of March 12, 2002, by and between Jefferies Group LLC (formerly Jefferies Group, Inc.) and The Bank of New York Mellon, as trustee, is incorporated by reference to Exhibit 4.2 to Jefferies Group, Inc.’s Form S-3 Registration Statement filed on July 15, 2003 (No. 333-107032).

4.3
Second Supplemental Indenture, dated as of December 19, 2012, to the Indenture dated as of March 12, 2002, by and between Jefferies Group, Inc. and The Bank of New York Mellon, as trustee, is incorporated by reference to Exhibit 4.1 to Jefferies Group, Inc.’s Form 8-K filed on December 20, 2012.

4.4
Third Supplemental Indenture, dated as of March 1, 2013, to the Indenture dated as of March 12, 2002, by and between Jefferies Group LLC and The Bank of New York Mellon, as trustee is incorporated by reference to Exhibit 4.3 to Jefferies Group LLC’s Form 8-K filed on March 1, 2013.

4.5	Fourth Supplemental Indenture, dated as of November 1, 2022, among Jefferies Financial Group Inc. and The Bank of New York Mellon, as trustee, to the Indenture, dated as of March 12, 2002.
4.6
Indenture, dated as of May 26, 2016 (the “Senior Debt Indenture”), by and among Jefferies Group LLC and Jefferies Group Capital Finance Inc. and The Bank of New York Mellon, as trustee, is incorporated by reference to Exhibit 4.1 of the Form 8-A of Jefferies Group LLC and Jefferies Group Capital Finance Inc. filed on January 17, 2017.

4.7	First Supplemental Indenture, dated as of November 1, 2022, among Jefferies Financial Group Inc. and The Bank of New York Mellon, as trustee, to the Senior Debt Indenture, dated as of May 26, 2016.
4.8
Form of senior fixed rate debt security of Jefferies Group LLC and Jefferies Group Capital Finance Inc., is incorporated by reference to Exhibit 4.8 of Jefferies Group LLC’s and Jefferies Group Capital Finance Inc.’s Form S-3ASR Registration Statement filed on February 1, 2022 (File Nos. 333-262456 and 333-262456-01).

4.9
Form of senior floating rate debt security of Jefferies Group LLC and Jefferies Group Capital Finance Inc., is incorporated by reference to Exhibit 4.9 of Jefferies Group LLC’s and Jefferies Group Capital Finance Inc.’s Form S-3ASR Registration Statement filed on February 1, 2022 (File Nos. 333-262456 and 333-262456-01).

4.10
Form of subordinated fixed rate debt security of Jefferies Group LLC and Jefferies Group Capital Finance Inc., is incorporated by reference to Exhibit 4.10 of Jefferies Group LLC’s and Jefferies Group Capital Finance Inc.’s Form S-3ASR Registration Statement filed on February 1, 2022 (File Nos. 333-262456 and 333-262456-01).

4.11
Form of subordinated floating rate debt security of Jefferies Group LLC and Jefferies Group Capital Finance Inc., is incorporated by reference to Exhibit 4.11 of Jefferies Group LLC’s and Jefferies Group Capital Finance Inc.’s Form S-3ASR Registration Statement filed on February 1, 2022 (File Nos. 333-262456 and 333-262456-01).

4.12	Form of senior fixed rate debt security of Jefferies Financial Group Inc.
4.13	Form of senior floating rate debt security of Jefferies Financial Group Inc.
4.14	Form of subordinated fixed rate debt security of Jefferies Financial Group Inc.
4.15	Form of subordinated floating rate debt security of Jefferies Financial Group Inc.
5.1	Opinion of Sidley Austin LLP in connection with the common shares to be issued pursuant to the Sales Agreement.
5.2	Opinion of Sidley Austin LLP in connection with the Medium Term Notes, Series A.
8.1	Tax opinion of Sidley Austin LLP in connection with the Medium Term Notes, Series A.
23.1	Consents of Sidley Austin LLP (contained in the opinions filed as Exhibit 5.1, Exhibit 5.2 and Exhibit 8.1 hereto).
99.1	Press release, dated November 1, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2022	JEFFERIES FINANCIAL GROUP INC.

/s/ Michael J. Sharp
Michael J. Sharp
Executive Vice President and General Counsel